Exhibit 99.4
                                 ------------
                Computational Materials and/or ABS Term Sheets

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                Class 1A Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule       Cap Strike      Cap Ceiling             Notional Schedule       Cap Strike      Cap Ceiling
  Period             ($)                 (%)              (%)         Period        ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
    1           337,535,000          6.48005%          9.75000%         31      89,915,967              7.47286%       9.65766%
    2           332,482,438          6.47908%          9.75000%         32      81,091,459              7.49793%       9.64930%
    3           326,630,275          6.47789%          9.75000%         33      72,719,196              8.06325%       9.63641%
    4           319,988,430          6.70105%          9.75000%         34      64,824,344              7.52860%       9.62629%
    5           312,587,991          6.47594%          9.75000%         35      57,377,330              8.47343%       9.47935%
    6           304,449,624          6.70710%          9.75000%         36      50,477,611              8.52658%       9.42394%
    7           295,614,178          6.48433%          9.74997%         37      44,187,347              8.82379%       9.85881%
    8           286,133,290          6.48415%          9.74960%         38      44,187,347              8.54376%       9.85647%
    9           276,039,419          7.20565%          9.74914%         39      44,187,347              8.54904%       9.84938%
    10          265,557,279          6.48416%          9.74922%         40      44,187,347              8.84073%       9.81797%
    11          254,970,361          6.71240%          9.74703%         41      44,187,347              9.03209%       9.63005%
    12          244,455,284          6.48922%          9.74713%         42      44,187,347              9.55541%       9.55541%
    13          234,263,183          6.71480%          9.74699%         43      44,187,347              9.24194%       9.45117%
    14          224,393,679          6.49040%          9.74665%         44      44,187,347              9.24012%       9.42982%
    15          214,596,921          6.49140%          9.74623%         45      44,187,347             10.25446%      10.25446%
    16          205,123,717          6.71566%          9.74609%         46      44,187,347              9.23569%       9.41441%
    17          195,934,483          6.49072%          9.74306%         47      44,187,347              9.65891%       9.65891%
    18          187,048,946          6.72229%          9.74240%         48      44,187,347              9.39770%       9.39770%
    19          178,456,398          6.56294%          9.74259%         49      44,187,347              9.71708%       9.71708%
    20          170,148,575          6.58572%          9.74214%         50      44,187,347              9.39371%       9.67407%
    21          162,106,284          7.32662%          9.74034%         51      44,187,347              9.39128%       9.66754%
    22          154,361,691          6.62794%          9.74098%
    23          146,899,041          7.18790%          9.73727%
    24          139,622,972          7.08821%          9.73518%
    25          132,599,744          7.37269%          9.72589%
    26          125,781,273          7.13027%          9.72343%
    27          119,162,927          7.13145%          9.72142%
    28          112,764,819          7.39053%          9.71751%
    29          105,763,546          7.34958%          9.71404%
    30           98,016,412          7.72249%          9.69954%
---------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                Class 2A Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule       Cap Strike      Cap Ceiling             Notional Schedule       Cap Strike      Cap Ceiling
  Period             ($)                 (%)              (%)         Period        ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
    1           308,465,000          6.53027%          8.25000%         38      44,319,266              8.30599%       9.76074%
    2           303,391,752          6.52867%          8.25000%         39      44,319,266              8.30274%       9.75131%
    3           297,637,332          6.52641%          8.25000%         40      44,319,266              8.59798%       9.58168%
    4           291,216,503          6.75081%          8.24784%         41      44,319,266              8.66155%       9.58604%
    5           284,146,215          6.52642%          8.23744%         42      44,319,266              9.22716%       9.36634%
    6           276,571,746          6.75678%          8.23666%         43      44,319,266              8.91853%       9.38879%
    7           268,508,903          6.53536%          8.23167%         44      44,319,266              8.91458%       9.38459%
    8           259,976,883          6.53585%          8.22840%         45      44,319,266              9.89199%       9.89199%
    9           251,019,150          7.26194%          8.22616%         46      44,319,266              8.90983%       9.28773%
    10          241,713,108          6.53351%          8.22749%         47      44,319,266              9.31228%       9.31228%
    11          232,354,074          6.76102%          8.21687%         48      44,319,266              9.09243%       9.09243%
    12          222,967,797          6.54143%          8.21562%         49      44,319,266              9.38566%       9.71799%
    13          213,865,611          6.76418%          8.21065%         50      44,319,266              9.07049%       9.76455%
    14          204,742,989          6.53731%          8.20957%         51      44,319,266              9.06594%       9.76553%
    15          195,921,002          6.53638%          8.20951%         52      44,319,266              9.37844%       9.71322%
    16          187,389,171          6.76175%          8.20692%         53      44,319,266              9.07864%       9.43468%
    17          179,137,682          6.53674%          8.19812%         54      43,131,663              9.40533%       9.40533%
    18          171,157,090          6.84425%          8.19234%         55      41,617,744              9.08942%       9.19292%
    19          163,441,765          6.62278%          8.19029%         56      40,456,645              9.08489%       9.19715%
    20          155,973,308          6.63124%          8.18781%         57      39,328,097             10.07979%      10.07979%
    21          148,791,972          7.38503%          8.17982%         58      38,231,139              9.08122%       9.20410%
    22          141,857,651          6.85304%          8.18535%         59      37,164,922              9.40119%       9.40119%
    23          135,185,631          7.11992%          8.17233%         60      36,129,018              9.10216%       9.10216%
    24          128,756,262          7.09921%          8.14741%         61      35,122,215              9.40903%       9.40903%
    25          121,960,838          7.33853%          9.13877%         62      34,143,594              9.09263%       9.37792%
    26          115,424,677          7.09255%          9.13883%         63      33,192,356              9.08764%       9.38250%
    27          109,116,316          7.09155%          9.13454%         64      32,267,728              9.39886%       9.39886%
    28          102,942,691          7.48460%          9.12903%         65      31,368,962              9.09415%       9.40821%
    29           96,918,925          7.24528%          9.12539%         66      30,495,327              9.41628%       9.41628%
    30           89,992,662          7.66906%          9.06726%         67      29,646,119              9.09952%       9.43245%
    31           83,354,550          7.41490%          9.06425%         68      28,820,646              9.09450%       9.43713%
    32           75,757,487          7.43349%          9.05717%         69      28,018,241             10.08996%      10.08996%
    33           68,599,640          7.97052%          9.03365%         70      27,238,254              9.08894%       9.45103%
    34           61,882,061          7.48772%          8.93669%         71      26,480,054              9.40721%       9.40721%
    35           55,585,242          8.17900%          8.90927%         72      25,743,027              9.10628%       9.48749%
    36           49,694,778          8.32052%          8.77977%
    37           44,319,266          8.59123%          9.75171%
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Logo Omitted] Countrywide(R)                        Computational Materials for
--------------------------                Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                                            Series 2005-05
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                       Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
              Notional Schedule       Cap Strike      Cap Ceiling             Notional Schedule       Cap Strike      Cap Ceiling
  Period             ($)                 (%)              (%)         Period        ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
     1          142,400,000          7.50463%          9.25060%         31     142,400,000              7.44518%       9.11305%
     2          142,400,000          6.50276%          8.25000%         32     142,400,000              7.72440%       9.36254%
     3          142,400,000          6.72609%          8.47503%         33     142,400,000              7.48549%       8.55386%
     4          142,400,000          6.49981%          8.02397%         34     142,400,000              7.76772%       9.29440%
     5          142,400,000          6.50004%          8.24400%         35     142,400,000              8.05597%       8.66902%
     6          142,400,000          7.22945%          8.74226%         36     142,400,000              8.42819%       8.85510%
     7          142,400,000          6.50870%          8.24124%         37     142,400,000              8.71274%       9.80767%
     8          142,400,000          6.73413%          8.46477%         38     136,678,546              8.43005%       9.81069%
     9          142,400,000          6.50841%          7.51405%         39     127,635,431              8.72050%      10.09180%
    10          142,400,000          6.73298%          8.46410%         40     119,673,043              8.43497%       9.41530%
    11          142,400,000          6.51028%          8.00729%         41     112,644,670              8.85467%       9.60898%
    12          142,400,000          6.51415%          8.23208%         42     106,376,539              9.25000%       9.26520%
    13          142,400,000          6.73838%          8.22964%         43     100,613,005              9.08726%       9.42134%
    14          142,400,000          6.51280%          8.22895%         44      95,236,732              9.39565%       9.71935%
    15          142,400,000          6.73830%          8.45412%         45      90,020,773              9.08149%       9.08149%
    16          142,400,000          6.51226%          8.00198%         46      84,953,537              9.39112%       9.66494%
    17          142,400,000          6.51270%          8.22161%         47      80,031,252              9.17923%       9.17923%
    18          142,400,000          7.28271%          8.72068%         48      75,256,561              9.25218%       9.25218%
    19          142,400,000          6.59152%          8.21763%         49      70,622,521              9.50000%       9.61850%
    20          142,400,000          6.83604%          8.44478%         50      66,119,957              9.23994%       9.71711%
    21          142,400,000          6.61859%          7.47552%         51      61,745,441              9.50000%       9.97742%
    22          142,400,000          6.96828%          8.44727%         52      57,495,200              9.23651%       9.34648%
    23          142,400,000          6.91656%          7.96738%         53      53,365,713              9.25584%       9.32414%
    24          142,400,000          7.09346%          8.19326%
    25          142,400,000          7.35638%          9.18429%
    26          142,400,000          7.11226%          9.18304%
    27          142,400,000          7.35781%          9.42535%
    28          142,400,000          7.18753%          8.92734%
    29          142,400,000          7.29978%          9.17171%
    30          142,400,000          8.26462%          9.70402%
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                      33